UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 18, 2024

Asbury Automotive Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-31262		01-0609375
(Commission File Number)		(IRS Employer Identification No.)

2905 Premiere Parkway NW Suite 300
Duluth,	GA	30097
(Address of principal executive offices)		(Zip Code)

(770) 418-8200
(Registrant's telephone number, including area code)
None
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Trading
Title of each class	Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ABG	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 19, 2024, Asbury Automotive Group, Inc. (“the “Company”) announced that George A. Villasana, the Company’s Senior Vice President, Chief Legal Officer and Secretary will retire from those positions effective June 30, 2024. In connection with Mr. Villasana’s retirement, the Company and Mr. Villasana have entered into a Transition and Retirement Agreement (the “Transition Agreement”), dated as of April 18, 2024. Pursuant to the terms of the Transition Agreement, Mr. Villasana will: (i) retire from the positions of Senior Vice President, Chief Legal Officer and Secretary, effective June 30, 2024; and (ii) serve as a non-executive Special Advisor to the Company from July 1, 2024 until March 31, 2025 (the “Transition Period”), for which service he will receive a monthly payment of $59,133. In connection with his retirement, Mr. Villasana’s existing equity awards will continue to vest in accordance with their terms during the Transition Period. Upon expiration of the Transition Period, Mr. Villasana’s unvested equity awards (except for one-third of his equity awards granted in 2024) will vest on accelerated basis in exchange for his continued compliance with certain restrictive covenants, including a non-competition covenant, and a general release.
The foregoing description of the Transition Agreement is qualified in its entirety by reference to the Transition Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference. A copy of the press release issued by the Company announcing the foregoing is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.
(d)    Exhibits.

The following exhibits are furnished as part of this report.

Exhibit No.	Description

10.1	Transition and Retirement Agreement between Asbury Automotive Group, Inc. and George A. Villasana, dated as of April 18, 2024.

99.1	Press Release dated April 19, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASBURY AUTOMOTIVE GROUP, INC.

Date: April 19, 2024	By:	/s/ David W. Hult
	Name:	David W. Hult
	Title:	Chief Executive Officer and President